Exhibit 99.3

Icahn Enterprises L.P. Investor Presentation July 2013

Forward - Looking Statements and Non - GAAP Financial Measures i Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation . These risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2012 and our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2013 , as well as those described in the Preliminary Offering Memorandum, including under “Risk Factors . ” There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . You should refer to the summary financial information presented under the caption, “ — Summary Consolidated Historical and Other Financial Data” in the Preliminary Offering Memorandum before making any decision to purchase the offered notes . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation and in the Preliminary Offering Memorandum . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and certain unaudited pro forma financial adjustments . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2012 and our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2013 . You should refer to the information contained in the Preliminary Offering Memorandum under the section “ — Summary Consolidated Historical and Other Financial Data” for a more detailed description regarding the calculation of the non - GAAP measures contained herein and the respective limitations of each .

Executive Summary

Executive Summary ($Millions) Icahn Enterprises L.P. (“IEP” or the “Company”) is a diversified holding company, with global businesses in Investment, Automotive, Energy, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion – Total equity market capitalization of approximately $8.0 billion as of July 26, 2013 The proposed financing transaction will provide IEP with increased liquidity for general corporate purposes 4 Sources and Uses of Funds Sources of Funds Uses of Funds New Senior Unsecured Notes due 2020 350.0$ General Corporate Purposes 346.0$ Estimated Fees & Expenses 4.0 Total Sources 350.0$ Total Uses 350.0$

Summary of Terms Issuers Icahn Enterprises L.P. and Icahn Enterprises Finance Corp. (“IEP” or the “Company”). Issue $350.0 million Senior Unsecured Notes. Term 7 years . Placement Type 144A and Regulation S Private Placement with Registration Rights. Use of Proceeds General corporate purposes. Guarantees The Notes will be unconditionally guaranteed on a senior unsecured basis by Icahn Enterprises Holdings L . P . Ranking The Notes will rank senior in right of payment to all existing and future subordinated indebtedness and equal in right of payment with all other existing and future senior unsecured indebtedness . The Notes will be effectively subordinated to all indebtedness and liabilities, including trade payables, of all subsidiaries other than Icahn Enterprises Holdings L . P . Optional Redemption – Non - call 3.5, callable thereafter at par + 75% of coupon for next six months, 50% in year 5, 25% in year 6, and par in year 7; – 35% equity clawback; and – T + 50 bps make - whole provision. Mandatory Redemption None . Change of Control Offer 101% . Covenants Maintenance and Debt Incurrence covenants same as existing notes: – Maintenance: Fixed Charge Coverage Ratio ≥ 1.5x. – Maintenance: Ratio of Unencumbered Assets to Unsecured Indebtedness > 1.5x. – Debt Incurrence: Ratio of HoldCo Debt to Adjusted Net Worth < 1.15x. Restricted Payments Same as Notes dated January 2010, with the beginning period of the builder basket backdated to the same date as defined in the Notes issued in January 2010. Sole Bookrunner Jefferies LLC. 5

As Adjusted Capitalization and Credit Statistics (1) Adjusted from March 31, 2013 to reflect $ 516 million in dividends from CVR, plus $120 million net proceeds from the June 17, 2013 depositary unit offering, less the $62 million CVRR share pur cha se, less the $434 million investment in the FDML rights offering, less $617 million of restricted cash held for the defeasement of convertible notes. Pro - forma adjustments also reflect the impact of the new $350 million Senior Notes. (2) Includes liquid investments (excluding Investment Management) of $1 million for March 31, 2013. Actual March 31, 2013 balance includes $6 17 million of restricted cash held for the defeasement of convertible notes. (3) Excludes $9 million of Mortgages Payable that are not guaranteed by IEP and are included in Subsidiary Debt. (4) Debt is non - recourse to Icahn Enterprises. (5) For illustrative purposes, assumes no change to minority interest based on events subsequent to the March 31, 2013 quarterly fili ngs . (6) Adjusted for the June 17, 2013 depositary unit offering. (7) Based on closing stock price of $54.51 and approximately 110.2 million depositary units and general partner equivalent units as of March 31, 2013. (8) Total Valuation defined as market value of public subsidiaries, market value of Investment in Private Funds and book value or marke t c omparables of other assets. 6 Key Points Strong pro forma metrics: – Total Holding Company liquidity of $3.9 billion – Total assets of $26.3 billion – Asset to net debt coverage of 2.1x March 31, 2013 As ($Millions) Actual Adjusted (1) Liquid Assets: HoldCo Cash & Cash Equivalents (2) 1,373$ 1,241$ HoldCo Investment in Private Funds 2,611 2,611 HoldCo Liquid Assets 3,984 3,852 Subsidiaries Cash & Cash Equivalents 1,682 1,682 Total Liquid Assets 5,666$ 5,534$ HoldCo Debt: 8% Senior Unsecured Notes due 2018 2,475 2,475 7.75% Senior Unsecured Notes due 2016 1,050 1,050 New Senior Notes due 2020 - 350 Senior Unsecured Variable Rate Convertible Notes due 2013 556 - Mortgages Payable (3) 60 60 HoldCo Debt 4,141$ 3,935$ Subsidiary Debt (4) 4,043 4,043 Total Consolidated Debt (a) 8,184$ 7,978$ Minority Interest (5) (b) 5,861$ 5,861$ Shareholders' Book Equity (6) (c) 5,068 5,188 Total Book Capitalization (a) + (b) + (c) 19,113$ 19,027$ Stockholders' Market Equity (7) (d) 6,007 6,007 Total Capitalization (a) + (b) + (d) 20,052$ 19,846$ Total Valuation (8) 6,983$ 6,983$ Credit Ratios: Total Valuation / HoldCo Debt 1.7x 1.8x Total Valuation (Net of Cash) / HoldCo Net Debt 2.0x 2.1x HoldCo Liquid Assets / HoldCo Debt 1.0x 1.0x

Company Overview 7

Overview of Icahn Enterprises Icahn Enterprises L.P . (“IEP” or the “Company”) is a diversified holding company with operating segments in Investment, Automotive , Energy, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion IEP is majority owned and controlled by Carl Icahn – Over the last several years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP – Completed a $200 million secondary offering of IEP units in March 2013 and a $120 million secondary offering in June 2013 to broaden the company’s shareholder base – As of June 30, 2013, affiliates of Carl Icahn owned approximately 89.3% of IEP’s outstanding depositary units IEP has benefits from increasing cash flow to the Company from its subsidiaries; recent examples include: – CVR Energy: $3.00 annual dividend, $12.00 in special dividends in 2013 – CVR Refining: $1.58 dividend in Q2 2013 – American Railcar: $1.00 annualized dividend – $ 45 million distribution from WestPoint Home LLC in Q1 2013 – $71 million distribution from Real Estate segment in Q1 2013 – IEP owned railcar lease fleet will generate strong recurring cash flows (1) Investment segment had total book value of equity of $6,471 million and AUM of $6,475 million as of March 31, 2013. 8 ($ millions) Segment Total (% of Total) Total (% of Total) Total (% of Total) Total (% of Total) Investment (1) $ 8,058 30.7% $ 930 5.1% $ 881 29.4% $ 359 18.4% Automotive 7,233 27.5% 6,583 36.0% 484 16.1% 367 18.8% Energy 5,901 22.5% 7,857 43.0% 1,328 44.3% 1,031 52.9% Metals 412 1.6% 1,035 5.7% (21) -0.7% (21) -1.1% Railcar 775 3.0% 613 3.4% 147 4.9% 74 3.8% Gaming 852 3.2% 601 3.3% 76 2.5% 52 2.7% Food Packaging 352 1.3% 346 1.9% 60 2.0% 43 2.2% Home Fashion 237 0.9% 220 1.2% 1 0.0% 1 0.1% Real Estate 787 3.0% 88 0.5% 47 1.6% 47 2.4% Holding Company 1,654 6.3% 16 0.1% (3) -0.1% (3) -0.2% Total $ 26,261 100.0% $ 18,289 100.0% $ 3,000 100.0% $ 1,950 100.0% As of March 31, 2013 LTM March 31, 2013 Assets Revenue Adjusted EBITDA Adj. EBITDA Attrib. to IEP

71% CVR Energy Inc. (NYSE: CVI) Summary Corporate Organizational Chart WestPoint Home LLC PSC Metals Inc. AREP Real Estate Holdings, LLC Tropicana Entertainment Inc. (OTCPK:TPCA) Federal - Mogul Corp. (NasdaqGS:FDML) Icahn Enterprises G.P. Inc. Icahn Enterprises L.P. (NasdaqGS: IEP) Icahn Enterprises Holdings L.P . 1% 1% 99% LP Interest 53% 71% 81% 82% American Railcar Industries, Inc. (NasdaqGS:ARII) Icahn Capital LP Viskase Companies Inc. (OTCPK:VKSC) As of March 31, 2013, Icahn Enterprises had investments with a fair market value of approximately $2.6 billion in the Investment Funds. One of the largest independent metal recycling companies in the US Consists of rental commercial real estate, property development and associated resort activities Provider of home textile products for nearly 200 years One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry Holding company that owns majority interests in two separate operating subsidiaries: CVR Refining, LP and CVR Partners, LP Multi - jurisdictional gaming company with eight casinos in New Jersey, Indiana, Nevada, Mississippi, Louisiana and Aruba Leading North American manufacturer of hopper and tank railcars and provider of railcar repair and maintenance services 68% 100% 100% 56% Producer and distributer of nitrogen fertilizer products CVR Partners, LP (NYSE: UAN) CVR Refining, LP (NYSE: CVRR) 185,000 bpd oil refining company in the mid - continent region of the United States 100% 100% 4% Leading global supplier to the automotive, aerospace, energy, heavy duty truck, industrial, marine, power generation and railway industries Note : Percentages denote equity ownership as of July 26, 2013. Excludes intermediary and pass through entities. 9

IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to nine operating segments and over $26 billion of assets as of March 31, 2013 IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and fin ancial results IEP’s record is based on a long - term horizon that can enhance business value and facilitate a profitable exit strategy ─ In 2006, IEP sold its oil and gas assets for $1.5 billion, resulting in a net pre - tax gain of $0.6 billion ─ In 2008, IEP sold its investment in American Casino & Entertainment Properties LLC for $1.2 billion, resulting in a pre - tax gain of $0.7 billion Acquired partnership interest in Icahn Capital Management L.P . in 2007 ─ IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds IEP also has grown the business through organic investment and through a series of bolt - on acquisitions Evolution of Icahn Enterprises Timeline of Recent Acquisitions and Exits (1) Market capitalization as of July 26, 2013 and balance sheet data as of March 31, 2013. (2) Oil and gas assets included National Energy Group, Inc., TransTexas Gas Corporation and Panaco, Inc . (3) Percentages represents weighted - average composite of the gross returns, net of expenses for the Investment Funds. (4) Return assumes that IEP’s holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Investment Fu nds returns were ~6.6% when excluding returns on CVR Energy after it became a consolidated entity . (5) 2013 year - to - date gross return as of July 26 , 2013. As of December 31, 2004 Mkt. Cap: $1.4bn Total Assets: $2.9bn Current (1) Mkt. Cap: $8.0bn Total Assets: $26.3bn 2009 33.3% 2010 15.2% 2005 17.9% 2006 37.8% 2008 (35.6%) 2007 12.3% 2011 34.5% American Casino & Entertainment Properties 2/20/08: Sale of the casinos resulted in proceeds of $1.2 billion and a pre - tax gain of $0.7 b illion American Railcar 1/15/10: 54.4% of ARI’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units WestPoint Home 8/8/05: Purchased two - thirds of outstanding equity of WestPoint in a bankruptcy proceeding PSC Metals 11/5/07: Acquired 100% of the equity of PSC Metals from companies wholly owned by Carl Icahn Tropicana Entertainment 11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake CVR Energy, Inc. 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR Federal - Mogul 7/3/08: Acquired a majority interest in Federal - Mogul from companies wholly owned by Carl Icahn Investment Management 8/8/07: Acquired investment advisory business, Icahn Capital Management Viskase 1/15/10: 71.4 % of Viskase’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units Oil and Gas Assets (2) 11/21/06: S old oil and gas assets to a strategic buyer for $1.5 billion resulting in a pre - tax gain of $0.6 billion Year / Icahn Capital Returns: (3) 10 CVR Refining & CVR Partners 2013: CVR Refining completed IPO and secondary offering on 1/16/13 and 5/14/13, respectively. CVR Partners completed a secondary offering on 5/22/13. 2013 12.3% (5) 2012 20.2% (4)

Deep Team Led by Carl Icahn Led by Carl Icahn ─ Substantial investing history provides IEP with unique network of relationships and access to Wall Street Team consists of nearly 20 professionals with diverse backgrounds ─ Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Name Title Years at Icahn Years of Industry Experience Dan Ninivaggi President & Chief Executive Officer , Icahn Enterprises LP 3 10 SungHwan Cho Chief Financial Officer , Icahn Enterprises LP 7 15 Vincent J. Intrieri Senior Managing Director, Icahn Capital 15 29 Samuel Merksamer Managing Director, Icahn Capital 5 10 Brett Icahn Portfolio Manager, Sargon Portfolio 11 11 David Schechter Portfolio Manager, Sargon Portfolio 9 16 Keith Cozza Chief Operating Officer, Icahn Capital 9 12 Keith Schaitkin General Counsel, Icahn Enterprises LP 12 33 11

Overview of Operating Segments 12

Highlights and Recent Developments Since inception in November 2004, the Investment Funds' gross return is 206.4%, representing an annualized rate of return of 13.7% through July 26, 2013 ─ Year - to - date returns of approximately 12.3% as of July 26, 2013 Long history of investing in public equity and debt securities and pursuing activist agenda Employs an activist strategy which seeks to unlock hidden value through various tactics ─ Financial / balance sheet restructurings (e.g., CIT Group) ─ Operational turnarounds (e.g., Motorola) ─ Strategic initiatives (e.g ., Amylin, Genzyme, Motorola) ─ Corporate governance changes (e.g ., Chesapeake) Core positions typically require significant long - term capital (>$500 million) and rapid execution ─ In many cases, activist strategy can best be executed by taking control of target or having ability and willingness to take control Recent notable investment wins: ─ Amylin Pharmaceuticals, Biogen, CVR Energy, El Paso, Genzyme, Hain Celestial, MGM Studios, Motorola Mobility, Motorola Solutions, Netflix, Herbalife Our Investment segment is comprised of certain interests that we purchased from Mr. Icahn on August 8, 2007 and the Funds. The acquisition of these interests from Mr. Icahn was accounted for as a combination of entities under common control and we consolidated them on an as - if - pooling basis. The Funds returned all fee - paying capital to their investors during fiscal 2011, which payments were funded through cash on hand and borrowings under existing credit lines. The Funds’ historical gross returns prior to 2007 are for indicative purposes only and did not have an effect on the financial performance and results of operations for IEP during such period Segment: Investment Company Description IEP invests its proprietary capital through various private investment funds (the “Investment Funds”) ─ IEP and wholly owned affiliates of Carl Icahn are the sole investors in the Funds ─ The Funds returned all capital to third - party investors during fiscal 2011 Fair value of IEP’s interest in the Funds was $2.6 billion as of March 31, 2013 Historical Segment Financial Summary 13 (1) In November 2010, IEP acquired a controlling interest in Tropicana while Tropicana common shares and debt were still held by the Investment Funds. The Tropicana shares and debt were not distributed out of the funds to Icahn Enterprises Holdings until mid 2011. The gross return on the funds i ncl uded the P&L of the Tropicana debt and equity until the time of distribution to the holding company. This P&L is eliminated in consolidation for 2010 and 2011 and is presented her e net of eliminations. Investment Segment LTM ($ millions) 2010 (1) 2011 (1) 2012 3/31/2013 Select Income Statement Data: Total revenues 865$ 1,882$ 398$ 930$ Adjusted EBITDA 823 1,845 374 881 Net income 818 1,830 372 881 Adjusted EBITDA attrib. to IEP 342$ 876$ 158$ 359$ Net income attrib. to IEP 340 868 157 359 Select Balance Sheet Data: Total equity 6,134$ 6,668$ 5,908$ 6,471$ Equity attributable to IEP 2,476 3,282 2,387 2,607 FYE December 31,

Significant Holdings As of July 26 , 2013 (4) As of December 31, 2012 (4) As of December 31, 2011 (4) Company Mkt. Value ($mm) (5) % Ownership (6) Company Mkt. Value ($mm) (5) % Ownership (6) Company Mkt. Value ($mm) (5) % Ownership (6) $1,973 8.7% $1,083 11.5% $1,920 9.4% $1,365 9.4% $992 9.0% $1,773 12.0% $1,364 9.0% $514 10.0% $1,171 10.0% $1,362 11.5% $393 15.6% $798 9.9% $1,024 5.6% $274 14.3% $275 10.3% Icahn Capital (1) Represents a weighted - average composite of the gross returns, net of expenses for the Investment Funds. (2) Return assumes that IEP’s holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Inv est ment Funds returns were ~ 6.6% when excluding returns on CVR Energy after it became a consolidated entity . (3) As of July 26, 2013. (4) Aggregate ownership held directly by IEP, as well as Carl Icahn and his affiliates. Based on most recent 13 - F Holdings Reports, 13 - D flings or other public filings available as of specified date. (5) Based on closing share price as of specified date. (6) Total shares owned as a percentage of common shares issued and outstanding. 17.9% 37.8% 12.3% 33.3% 15.2% 34.5% 20.2% 12.3% 2005 2006 2007 2008 2009 2010 2011 2012 YTD 2013 Historical Gross Returns (1) (35.6%) (2) 14 (3)

Highlights and Recent Developments CVR Refining IPO completed on January 23, 2013 and secondary offering on May 14, 2013 CVR Partners secondary offering completed May 22, 2013. Crude supply advantages supported by increasing North American crude oil production, decreasing North Sea production, transportation bottlenecks and geopolitical concerns ─ Strategic location allows CVR to benefit from an average realized discount to West Texas Intermediate on purchased crude CVR Partners’ expansion of UAN capacity completed in March 2013 ─ Profitability outlook is strong due to growing demand for corn and current low stocks CVR Energy adopted a $3.00 per share annual dividend and paid $12.00 in special dividends in 2013 Ownership Structure as of July 26, 2013: Segment: Energy Company Description CVR Energy, Inc. (NYSE:CVI) operates as a holding company that owns majority interests in two separate operating subsidiaries: CVR Refining, LP (NYSE:CVRR) and CVR Partners, LP ( NYSE:UAN ) ─ CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States ─ CVR Partners is a leading nitrogen fertilizer producer in the heart of the Corn Belt Historical Segment Financial Summary CVR Refining, LP (NYSE:CVRR) CVR Partners, LP (NYSE:UAN ) CVR Energy, Inc. ( NYSE:CVI) Icahn Enterprises, L.P. (NasdaqGS:IEP) 82% 53% 71% 4% 15 Notes: IEP acquired a controlling interest in CVI on May 4, 2012. CVR Energy (Stand - alone) for 2011 is not pro - forma for the acquisition of Wynnewood refinery on December 15, 2011. Energy Segment ($ millions) 5/5/12 - 12/31/12 LTM 3/31/13 Select Income Statement Data: Total revenues 5,519$ 7,857$ Adjusted EBITDA 977 1,328 Net income 338 560 Adjusted EBITDA attrib. to IEP 787$ 1,031$ Net income attrib. to IEP 263 414 CVR Energy (Stand-alone) FYE 2011 FYE 2012 LTM 3/31/13 Net Sales 5,029$ 8,567$ 8,950$ Adjusted EBITDA attrib. to CVI 690 1,264 1,383 Net Income attrib. to CVI 346 379 569

Sweet 80.4% Medium 7.6% Heavy Sour 12.0% Gasoline 47.8% Distillate 40.8% Other 11.5% Recent Developments CVRR announced preliminary Q2 2013 results ─ Net Sales of $2,130 – 2,145 million / Adj. EBITDA of $245 – 255 million $1.35 per unit cash distribution for Q2 2013; 2013 full year distribution outlook of $4.10 - $4.80 per unit Company Highlights Two PADD II Group 3 refineries with combined capacity of 185,000 barrels per day The Company enjoys advantages that enhance the crack spread ─ Has access to and can process price - advantaged mid - continent local and Canadian crude oils ─ Markets its products in a supply - constrained products market with transportation and crude cost advantage Strategic location and logistics assets provide access to price advantaged mid - continent , Bakken and Canadian crude oils ─ 100 % of processed crude is priced by reference to WTI ─ ~ 50,000 bpd crude gathering system, 350+ miles of pipeline, over 125 owned crude transports, a network of strategically located crude oil gathering tank farms and ~ 6.0 million bbls of owned and leased crude oil storage capacity Key Operational Data : (1) Crude throughput (194,816 bpd) Production ( 205,568 bpd ) (2) CVR Refining, LP (NYSE:CVRR) (1) Data for three months ended March 31, 2013. (2) Other includes pet coke, asphalt, natural gas liquids (“NGLs”), slurry, sulfur, gas oil and specialty products such as propylene an d s olvents, excludes internally produced fuel . Strategically Located Refineries and Supporting Logistics Assets 16

Recent Developments CVR Partners announced preliminary Q2 2013 results ─ Net sales of $85 – 90 million / Adj. EBITDA of $43.5 – 44.5 million Q2 cash distribution of $0.583 per unit 2013 full year distribution outlook of $1.80 – 2.00 per unit Company Highlights Attractive market dynamics for nitrogen fertilizer ─ Decreasing world farmland per capita ─ Increasing demand for corn (largest use of nitrogen fertilizer) and meat ─ Nitrogen represents ~63 % of fertilizer consumption ─ Nitrogen fertilizers must be applied annually, creating stable demand Expansion of UAN capacity completed in Q1 2013 United States is a net importer of fertilizer ─ Imports approximately 43% of its nitrogen fertilizer needs ─ Prices based on marginal imported product tied to high European natural gas prices Cost stability advantage ─ 87% fixed costs compared to competitors with 85 - 90 % variable costs tied to natural gas Strategically located assets ─ 54% of corn planted in 2012 was within $ 45/UAN ton freight rate of plant ─ ~$15/UAN ton transportation advantage to Corn Belt vs. U.S . Gulf Coast CVR Partners, LP (NYSE:UAN) Strategically Located Refineries and Supporting Logistics Assets Yukon 0 (1) Alberta 21 (1) Manitoba 5 (1) North West Territories 0 (1) Corporate Headquarters Fertilizer Plant 2011 Tons by State 100,000+ 10,000 to 100,000 Up to 10,000 17

Historical Segment Financial Summary Automotive Segment FYE December 31, LTM ($ millions) 2010 2011 2012 3/31/2013 Select Income Statement Data: Total revenues 6,239$ 6,937$ 6,677$ 6,583$ Adjusted EBITDA 661 688 508 484 Net income 160 168 (22) (89) Adjusted EBITDA attrib. to IEP 499$ 518$ 386$ 367$ Net income attrib. to IEP 116 121 (24) (76) Select Balance Sheet Data: Total assets 7,296$ 7,288$ 7,282$ 7,233$ Equity attributable to IEP 1,010 967 860 816 Federal Mogul Corp. FYE 2012 LTM 6/30/13 Net sales 6,549$ 6,602$ Adjusted EBITDA 495 478 Segment: Automotive Company Description Federal Mogul Corporation (NasdaqGS:FDML) operates in two business segments: Powertrain and Vehicle Component Systems ─ Powertrain focuses on original equipment powertrain products for automotive, heavy duty and industrial applications ─ Vehicle Component Systems sells and distributes a broad portfolio of products for the global light vehicle aftermarket, while also servicing original equipment manufacturers with certain products Powertrain Highlights and Recent Developments Industry - leading powertrain products to improve fuel economy, reduce emission and enhance durability Over 1,700 patents for powertrain technology and market leading position in many product categories Investing in emerging markets where there are attractive opportunities for growth Introduced enhanced restructuring initiative to lower cost structure, improve manufacturing footprint and drive emerging market growth 2012 results impacted by severe drop in European light vehicle and global heavy duty production Vehicle Component Systems Highlights and Recent Developments Aftermarket benefits from the growing number of vehicles on the road globally and the increasing average age of vehicles in Europe and North America Leader in each of its product categories with a long history of quality and strong brand names including Champion, Wagner, Ferodo, MOOG, Fel - Pro Global distribution channels evolving ─ Investing in emerging markets ─ Leverage brands across geographic markets ─ Streamline distribution in North America Restructuring business with a focus on building low cost manufacturing footprint and sourcing partnerships 18 Corporate Highlights and Recent Developments $500 million rights offering completed in July 2013 to facilitate debt refinancing Adjusted EBITDA improved to $163 million in Q2 2013 from $157 million in Q2 2012

Powertrain Segment VCS Segment Product Line Market Position Product Line Market Position Pistons #1 in diesel pistons #2 a cross all pistons Engine Global #1 Rings & Liners Market leader Sealing Components Global #1 in Gaskets Valve Seats and Guides Market leader Brake Pads / Components Global #1 Bearings Market leader Chassis #1 North America #2 Europe Ignition #2 (following Beru spark plug acquisition) Wipers #2 North America #3 Europe Sealing #4 Overall Ignition #2 North America #3 Europe Systems Protection Market leader Federal - Mogul Corp.’s Leading Market Position 19

Highlights and Recent Developments ARI reported strong Q2 results ─ $159 million of revenue and $43 million of Adjusted EBITDA ─ Approximately 6,900 railcar backlog into 2014 as of June 30, 2013 ─ $1.00 annualized dividend ARI manufacturing segment strong Tank demand from increasing crude oil production from shale oil and Canada Covered hopper car demand from increasing industrial manufacturing base in United States due to lower cost energy ─ Investments in vertical integration resulting in higher margins ARI is actively diversifying its earnings exposure ─ Building railcar lease fleet with 3,500 cars on lease as of June 30, 2013 ─ Investing in repair services ─ Exposure to international markets (India, Russia, Middle East) ─ Diversify into additional car types (intermodal, gondolas, etc.) IEP has significant experience in railcar leasing and is developing a railcar lease fleet outside of ARI with a portfolio of 975 cars as of March 31, 2013 Segment: Railcar Segment Description American Railcar Industries, Inc. ( NasdaqGS:ARII ) operates in three business segments: manufacturing operations, railcar services and leasing AEP Leasing, LLC, a 100% owned subsidiary of IEP that owns a 975 railcar lease fleet as of March 31, 2013 Historical Segment Financial Summary . 20 Railcar Segment FYE December 31, LTM ($ millions) 2010 2011 2012 3/31/2013 Select Income Statement Data: Total revenues 270$ 514$ 657$ 613$ Adjusted EBITDA 3 50 143 147 Net income (27) 4 57 54 Adjusted EBITDA attrib. to IEP 2$ 27$ 77$ 74$ Net income attrib. to IEP (15) 2 29 23 Select Balance Sheet Data: Total assets 654$ 704$ 862$ 775$ Equity attributable to IEP 167 172 257 303 American Railcar Industries FYE 2012 LTM 6/30/13 Revenues 712$ 731$ Adjusted EBITDA 150 171

Highlights and Recent Developments Management uses a highly analytical approach to enhance marketing, improve utilization, optimize product mix and reduce expenses ─ Established measurable, property specific, customer service goals and objectives to meet customer needs ─ Utilize sophisticated customer analytic techniques to improve customer experience ─ Reduced corporate overhead by approximately 50% since acquiring Tropicana Selective reinvestment in core properties including upgraded hotel rooms, refreshed casino floor products tailored for each regional market and pursuit of strong brands for restaurant and retail opportunities ─ Tropicana Atlantic City: $ 25 million investment plan ─ Casino Aztar : hotel room renovation in 2012 ─ Consolidated Lighthouse Point & Jubilee in Greenville, MS Announced sale of River Palms in Laughlin, NV C apital structure with ample liquidity for synergistic acquisitions in regional gaming markets Pursuing opportunities in Internet gaming as states legalize online gaming Segment: Gaming Company Description Tropicana Entertainment Inc. (OTCPK:TPCA) operates eight casino facilities featuring approximately 372,000 square feet of gaming space with 7,100 slot machines, 210 table games and 6,000 hotel rooms as of March 31, 2013 ─ Eight casino facilities located in New Jersey, Indiana, Nevada, Mississippi, Louisiana and Aruba ─ Successful track record operating gaming companies, dating back to 2000 Historical Segment Financial Summary 21 (1) Gaming segment results for 2010 are for the periods commencing November 15, 2010. Gaming Segment FYE December 31, LTM ($ millions) 2010 (1) 2011 2012 3/31/2013 Select Income Statement Data: Total revenues 78$ 624$ 611$ 601$ Adjusted EBITDA 6 72 79 76 Net income (1) 24 30 24 Adjusted EBITDA attrib. to IEP 1$ 37$ 54$ 52$ Net income attrib. to IEP 1 13 21 16 Select Balance Sheet Data: Total assets 793$ 770$ 852$ 852$ Equity attributable to IEP 122 402 379 382

Highlights and Recent Developments Future growth expected to be driven by changing diets of a growing middle class in emerging markets ─ S ales to emerging economies have grown on average 13% per year since 2007 and, in 2012, accounted for almost 50% of total company sales compared to 36% in 2007 ─ In 2012, Viskase completed a new finishing center in the Philippines and expanded its capacity in Brazil Developed markets remain a steady source of income ─ Distribution channels to certain customers spanning more than 50 years ─ Sell its products in various countries throughout the world Significant recent investments not yet reflected in financial results ─ $120 million of capital spent in 2009 - 2012 ─ Increase in cellulose casing capacity that came online in late 2012 ─ Full year financial impact realized in 2013 Significant barriers to entry ─ Technically difficult chemical production process ─ Significant environmental and food safety regulatory requirements ─ Substantial capital cost Segment: Food Packaging Company Description Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry Leading worldwide manufacturer of non - edible cellulosic casings for small - diameter meats (hot dogs and sausages) ─ Leading manufacturer of non - edible fibrous casings for large - diameter meats (sausages, salami, hams and deli meats) Historical Segment Financial Summary 22 Food Packaging Segment FYE December 31, LTM ($ millions) 2010 2011 2012 3/31/2013 Select Income Statement Data: Total revenues 317$ 338$ 341$ 346$ Adjusted EBITDA 50 48 57 60 Net income 14 6 6 8 Adjusted EBITDA attrib. to IEP 37$ 35$ 41$ 43$ Net income attrib. to IEP 10 4 4 5 Select Balance Sheet Data: Total assets 349$ 350$ 355$ 352$ Equity attributable to IEP 10 (1) (3) (3)

Highlights and Recent Developments Global demand for steel and other metals drives demand for U.S. scrap exports PSC is in attractive regional markets ─ $1.8 billion of steel capacity additions in PSC’s geographic area including : V&M Star ($1.0 b illion ), Republic ($ 85 million), US Steel ($500 million) and Timken ($225 million) Scrap recycling process is “greener” than virgin steel production ─ Electric arc furnace steel mills are 60% of U.S. production (1) Highly fragmented industry with potential for further consolidation ─ Capitalizing on consolidation and vertical integration opportunities ─ PSC is building a leading position in its markets Product diversification will reduce volatility through cycles ─ Expansion of non - ferrous share of total business (30% of total revenues in 2012) ─ Opportunities for market extension: auto parts, e - recycling, wire recycling ─ Rebuilding of industrial service accounts Segment: Metals Company Description PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S. Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers Strong regional footprint (Upper Midwest, St. Louis Region and the South) ─ Poised to take advantage of Marcellus and Utica shale energy driven investment Historical Segment Financial Summary 23 Metals Segment FYE December 31, LTM ($ millions) 2010 2011 2012 3/31/2013 Select Income Statement Data: Total revenues 725$ 1,096$ 1,103$ 1,035$ Adjusted EBITDA 24 26 (16) (21) Net income 4 6 (58) (62) Adjusted EBITDA attrib. to IEP 24$ 26$ (16)$ (21)$ Net income attrib. to IEP 4 6 (58) (62) Select Balance Sheet Data: Total assets 326$ 476$ 417$ 412$ Equity attributable to IEP 264 384 338 334 (1) Source: Steel Research Associates, LLC

Highlights and Recent Developments Business strategy is based on long - term investment outlook and operational expertise Rental Real Estate Operations Net lease portfolio overview ─ Single tenant (~$190bn market cap, A - credit) for two large buildings with leases through 2020 – 2021 ─ 27 additional properties with 2.8 million square feet: 14% Retail, 53% Industrial, 33% Office Maximize value of commercial lease portfolio through effective management of existing properties ─ Seek to sell assets on opportunistic basis Property Development and Resort Operations New Seabury in Cape Cod, Massachusetts and Grand Harbor and Oak Harbor in Vero Beach, Florida each include land for future residential development of approximately 322 and 870 units, respectively ─ Both developments operate golf and resort activities Opportunistically acquired Fontainbleau (Las Vegas casino development) in 2009 for $150 million Segment: Real Estate Company Description Consists of rental real estate, property development and associated resort activities Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants Property development and resort operations are focused on the construction and sale of single and multi - family houses, lots in subdivisions and planned communities and raw land for residential development Historical Segment Financial Summary 24 Real Estate Segment FYE December 31, LTM ($ millions) 2010 2011 2012 3/31/2013 Select Income Statement Data: Total revenues 90$ 90$ 88$ 88$ Adjusted EBITDA 40 47 47 47 Net income 8 18 19 19 Adjusted EBITDA attrib. to IEP 40$ 47$ 47$ 47$ Net income attrib. to IEP 8 18 19 19 Select Balance Sheet Data: Total assets 907$ 1,004$ 852$ 787$ Equity attributable to IEP 769 906 763 696

Highlights and Recent Developments One of the largest providers of home textile goods in the United States Largely completed restructuring of manufacturing footprint ─ Transitioned majority of manufacturing to low cost plants in Bahrain and Pakistan Streamlined merchandising, sales and customer service divisions Focus on core profitable customers and product lines ─ WPH implemented a more customer - focused organizational structure during the first quarter of 2012 with the intent of expanding key customer relationships and rebuilding the company’s sales backlog Consolidation opportunity in fragmented industry Realized benefits from use of NOLs Segment: Home Fashion Company Description WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products WestPoint Home owns many of the most well - know brands in home textiles including Martex, Grand Patrician, Luxor and Vellux WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Hanes Historical Segment Financial Summary 25 Home Fashion Segment FYE December 31, LTM ($ millions) 2010 2011 2012 3/31/2013 Select Income Statement Data: Total revenues 431$ 325$ 231$ 220$ Adjusted EBITDA (32) (31) (3) 1 Net income (62) (66) (27) (21) Adjusted EBITDA attrib. to IEP (23)$ (24)$ (3)$ 1$ Net income attrib. to IEP (42) (56) (27) (21) Select Balance Sheet Data: Total assets 408$ 319$ 291$ 237$ Equity attributable to IEP 313 283 256 207

Financial Performance 26

Financial Performance Adjusted EBITDA Attributable to Icahn Enterprises Equity Attributable to Icahn Enterprises 27 $939 $1,547 $1,542 $1,950 2010 2011 2012 LTM 3/31/13 $3,183 $3,755 $4,669 $5,068 2010 2011 2012 3/31/2013 LTM ($ in millions) 2010 2011 2012 3/31/2013 Investment 342$ 876$ 158$ 359$ Automotive 499 518 386 367 Energy - - 787 1,031 Metals 24 26 (16) (21) Railcar 2 27 77 74 Gaming 1 37 54 52 Food Packaging 37 35 41 43 Home Fashion (23) (24) (3) 1 Real Estate 40 47 47 47 Holding Company 17 5 11 (3) Total 939$ 1,547$ 1,542$ 1,950$ FYE December 31, Adjusted EBITDA attributable to Icahn Enterprises As of ($ millions) 2010 2011 2012 3/31/2013 Equity attributable to Icahn Enterprises Investment (1) 2,476$ 3,282$ 2,387$ 2,607$ Automotive 1,010 967 860 816 Energy - - 2,383 2,359 Metals 264 384 338 334 Railcar 167 172 257 303 Gaming 122 402 379 382 Food Packaging 10 (1) (3) (3) Home Fashion 313 283 256 207 Real Estate 769 906 763 696 Holding Company (1,948) (2,640) (2,951) (2,633) Total 3,183$ 3,755$ 4,669$ 5,068$ FYE December 31, (1) In November 2010, IEP acquired a controlling interest in Tropicana while Tropicana common shares and debt were still held by the Investment Funds. The Tropicana shares and debt were not distributed out of the funds to Icahn Enterprises Holdings until mid 2011. The gross return on the funds i ncl uded the P&L of the Tropicana debt and equity until the time of distribution to the holding company. This P&L is eliminated in consolidation for 2010 and 2011 and is presented her e net of eliminations.

Consolidated Financial Snapshot ($Millions) 28 2010 2011 2012 3/31/2012 3/31/2013 Revenues: Investment 887$ 1,896$ 398$ 71$ 603$ 930$ Automotive 6,239 6,937 6,677 1,774 1,680 6,583 Energy - - 5,519 - 2,338 7,857 Gaming 78 624 611 153 143 601 Railcar 270 514 657 182 138 613 Food Packaging 317 338 341 83 88 346 Metals 725 1,096 1,103 332 264 1,035 Real Estate 90 90 88 21 21 88 Home Fashion 431 325 231 57 46 220 Holding Company 57 36 29 11 (2) 16 Eliminations (22) (14) - - - - 9,072$ 11,842$ 15,654$ 2,684$ 5,319$ 18,289$ Adjusted EBITDA: Investment 823$ 1,845$ 374$ 68$ 575$ 881$ Automotive 661 688 508 165 141 484 Energy - - 977 - 351 1,328 Gaming 6 72 79 21 18 76 Railcar 3 50 143 30 34 147 Food Packaging 50 48 57 13 16 60 Metals 24 26 (16) - (5) (21) Real Estate 40 47 47 11 11 47 Home Fashion (32) (31) (3) (5) (1) 1 Holding Company 69 5 11 7 (7) (3) Consolidated Adjusted EBITDA 1,644$ 2,750$ 2,177$ 310$ 1,133$ 3,000$ NCI Adjusted EBITDA (705) (1,203) (635) (97) (512) (1,050) IEP Adjusted EBITDA 939$ 1,547$ 1,542$ 213$ 621$ 1,950$ Capital Expenditures 422$ 481$ 890$ 197$ 278$ 971$ LTM 3/31/2013 FYE December 31, Three Months Ended

Strong Balance Sheet As of March 31, 2013 Food Real Home Holding Investment Automotive Energy Metals Railcar Gaming Packaging Estate Fashion Company Consolidated Total Assets: Cash and Cash Equivalents: 2$ 269$ 1,041$ 16$ 57$ 241$ 18$ 26$ 12$ 755$ 2,437$ Cash at Partnerships and Restricted Cash 766 - - 3 6 15 1 4 9 620 1,424 Investments 7,226 247 - - 43 35 - - 13 126 7,690 Accounts Receivable, Net - 1,488 283 109 32 12 66 3 35 - 2,028 Inventories, Net - 1,124 525 106 86 - 66 - 61 - 1,968 Property, Plant And Equipment, Net - 1,946 2,637 139 520 430 153 662 81 3 6,571 Goodwill and Intangible Assets, Net - 1,772 1,322 11 7 68 11 75 3 - 3,269 Other Assets 64 387 93 28 24 51 37 17 23 150 874 Total Assets 8,058$ 7,233$ 5,901$ 412$ 775$ 852$ 352$ 787$ 237$ 1,654$ 26,261$ - Total Liabilities and Equity: Accounts Payable, Accrued and Other 544$ 1,901$ 1,547$ 72$ 144$ 131$ 71$ 21$ 30$ 206$ 4,667$ Securities Sold at Fair Value 620 - - - - - - - - - 620 Due To Brokers 423 - - - - - - - - - 423 Postemployment Benefit Liability - 1,361 - 3 9 - 65 - - - 1,438 Debt - 2,818 677 3 150 170 215 70 - 4,081 8,184 Total Liabilities 1,587$ 6,080$ 2,224$ 78$ 303$ 301$ 351$ 91$ 30$ 4,287$ 15,332$ Equity Attributable to Icahn Enterprises 2,607 816 2,359 334 303 382 (3) 696 207 (2,633) 5,068 Equity to Non-Controlling Interests 3,864 337 1,318 - 169 169 4 - - - 5,861 Total Equity 6,471$ 1,153$ 3,677$ 334$ 472$ 551$ 1$ 696$ 207$ (2,633)$ 10,929$ Total Liabilities and Equity 8,058$ 7,233$ 5,901$ 412$ 775$ 852$ 352$ 787$ 237$ 1,654$ 26,261$ ($Millions) 29

IEP Summary Financial Information (1) Represents Investment segment equity attributable to us as of the respective dates indicated. (2) Based on closing share price as of the respective dates indicated and the number of shares owned by the Holding Company on such date. The Holding Company owned (a) 71.2 million shares of CVR Energy as of each date indicated, (b) 4.0 million common units as of March 31, 2013 and 6.0 million common units of CVR Refining as of June 30, 2013 and July 26, 2013, (c) 76.7 million shares as of September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013 and 121.1 million shares of Federal - Mogul as of July 26, 2013 and (d) 11.9 million shares of American Railcar Industries on each date indicated. (3) Amounts based on market comparables due to lack of material trading volume. Tropicana is valued at 7.0x , 8.0x and 9.0x Adjusted EBITDA for the twelve months ended September 30, 2012, December 31, 2012 and March 31, 2013, respectively. The June 30, 2013 and July 26, 2013 Tropicana valuation is the same as March 31, 2013 valuation due to the lack of any new financial information subsequent to March 31, 2013. Viskase is valued at 10.0x Adjusted EBITDA for the twelve months ended September 30, 2012, and 11.0x Adjusted EBITDA for twelve months ended December 31, 2012 and March 31, 2013 . The June 30, 2013 and July 26, 2013 Viskase valuations are based on 9.5x Adjusted EBITDA for the twelve months ended March 31, 2013. (4) Represents equity attributable to us as of each respective date except for June 30, 2013 and July 26, 2013, which is as of March 31, 201 3, due to lack of any new financial information subsequent to March 31, 2013. (5) Holding Company’s cash and cash equivalents balance as of each respective date except for June 30, 2013 which is as of March 31, 2013 an d pro forma (i) for the purchase of two million common units of CVRR, (ii) for the payment of the $6.50 special dividend paid by CVR on June 10, 2013, (iii) for the payment of the $0.75 dividend paid by CVR on May 17, 2013 and (iv) proceeds from our equity offering that closed in June 2013. July 26, 2013 is additionally adjusted pro forma the Federal - Mogul rights offering. (6) March 31, 2013, June 30, 2013 and July 26, 2013 Holding Company debt are adjusted for the satisfaction and discharge of the indentu re governing our variable rate convertible notes due 2013. (7) March 31, 2013, June 30, 2013 and July 26, 2013 Holding Company other net assets are adjusted for the satisfaction and discharge of th e indenture governing our variable rate convertible notes due 2013. June 30, 2013 and July 26, 2013 are also adjusted for the distribution of additional depositary units on April 15, 2013 in connection with our quarterly distribution. 30 ($Millions) Significant Valuation demonstrated by market value of IEP’s public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets As of Sept 30 Dec 31 March 31 June 30 July 26 2012 2012 2013 2013 2013 Market-valued Subsidiaries: Holding Company interest in Funds (1) 2,349$ 2,387$ 2,607$ 2,387$ 2,677$ CVR Energy (2) 2,617 3,474 3,675 3,375 3,337 CVR Refining (2) - - 139 180 174 Federal-Mogul (2) 702 615 462 783 1,767 American Railcar Industries (2) 336 377 555 398 401 Total market-valued subsidiaries 6,004$ 6,853$ 7,438$ 7,123$ 8,356$ Other Subsidiaries: Tropicana (3) 482$ 512$ 546$ 546$ 546$ Viskase (3) 155 268 283 219 219 Real Estate Holdings (4) 746 763 696 696 696 PSC Metals (4) 396 338 334 334 334 WestPoint Home (4) 266 256 207 207 207 AEP Leasing (4) 13 60 112 112 112 Total - other subsidiaries 2,058$ 2,196$ 2,178$ 2,114$ 2,114$ Add: Holding Company cash and cash equivalents (5) 1,046 1,045 755 1,329 895 Less: Holding Company debt (6) (4,084) (4,082) (3,525) (3,525) (3,525) Add: Other Holding Company net assets (7) 43 86 137 229 229 Total Net Asset Value $5,067 $6,098 $6,983 $7,271 $8,069

Liquidity Serves as a Competitive Advantage The Company and its subsidiaries maintain ample liquidity to take advantage of attractive opportunities for their respective businesses ($Millions) (1) Adjusted from March 31, 2013 to reflect net proceeds from the new $350 million Senior Notes, plus the $516 million dividend from CVR, plus $120 million net proceeds from the June 17, 2013 depositary unit offering, less the $62 million CVRR share purchase, less the $434 million investment in the FDML rights offering. (2) Includes liquid investments (excluding Investment Management) of $1 million for March 31, 2013. Actual March 31, 2013 balance excludes $617 million of restricted cash held for the defeasement of convertible notes . 31 As of 3/31/2013 Actual As Adjusted (1) Liquid Assets: Hold Co. Cash & Cash Equivalents (2) 756$ 1,241$ IEP Interest in Investment Funds 2,611 2,611 Subsidiaries Cash & Cash Equivalents 1,682 1,682 Total 5,049$ 5,534$ Subsidiary Revolver Avaliability: Automotive 504$ 504$ Food Packaging 8 8 Energy 398 398 Subsidiary Revolver Availability 910$ 910$ Total Liquidity 5,959$ 6,444$

Appendix — EBITDA Reconciliation 32

EBITDA and Adjusted EBITDA Reconciliation 33 ($Millions) Twelve Months Ended March 31, 2010 2011 2012 2012 2013 2013 Attributable to Icahn Enterprises Net income 199$ 750$ 396$ 49$ 277$ 624$ Interest expense, net 338 377 456 103 119 472 Income tax expense (benefit) 11 27 (128) (36) 93 1 Depreciation, depletion and amortization 328 309 434 78 114 470 EBITDA attributable to Icahn Enterprises 876$ 1,463$ 1,158$ 194$ 603$ 1,567$ Impairment 8 58 106 2 - 104 Restructuring 12 9 25 6 6 25 Non-service cost of U.S. based pension 25 18 29 8 2 23 FIFO impact unfavorable - - 58 - (5) 53 OPEB curtailment gains (22) (1) (40) - - (40) Certain share-based compensation expense - - 30 - 7 37 Major scheduled turnaround expense - - 88 - - 88 Discontinued operations - - - - 36 36 Net (gain) on extinguishment of debt 40 - 7 1 (5) 1 Unrealized loss on certain derivatives - - 57 - (26) 31 Expenses related to certain acquisitions - - 4 - - 4 Other - - 20 2 3 21 Adjusted EBITDA attributable to Icahn Enterprises 939$ 1,547$ 1,542$ 213$ 621$ 1,950$ Year Ended December 31, Three Months Ended March 31,

EBITDA and Adjusted EBITDA Reconciliation by Segment – FYE 2012 34 ($Millions) Investment Automotive Energy Gaming Railcar Food Packaging Metals Real Estate Home Fashion Holding Company Total Attributable to Icahn Enterprises Net income (loss) 157$ (24)$ 263$ 21$ 29$ 4$ (58)$ 19$ (27)$ 12$ 396$ Interest expense, net 1 105 31 8 8 15 - 5 - 283 456 Income tax (benefit) expense - (22) 149 3 23 4 (1) - - (284) (128) Depreciation, depletion and amortization - 224 105 22 13 13 26 23 8 - 434 EBITDA attributable to Icahn Enterprises 158$ 283$ 548$ 54$ 73$ 36$ (33)$ 47$ (19)$ 11$ 1,158$ Impairment - 76 - 1 - - 18 - 11 - 106 Restructuring - 20 - - - 1 - - 4 - 25 Non-service cost of U.S. based pension - 27 - - - 2 - - - - 29 FIFO impact unfavorable - - 58 - - - - - - - 58 OPEB curtailment gains - (40) - - - - - - - - (40) Certain share-based compensation expense - - 27 - 3 - - - - - 30 Major scheduled turnaround expense - - 88 - - - - - - - 88 Net loss on extinguishment of debt - - 5 1 1 - - - - - 7 Unrealized loss on certain derivatives - - 57 - - - - - - - 57 Expenses related to certain acquisitions - - 4 - - - - - - - 4 Other - 20 - (2) - 2 (1) - 1 - 20 Adjusted EBITDA attributable to Icahn Enterprises 158$ 386$ 787$ 54$ 77$ 41$ (16)$ 47$ (3)$ 11$ 1,542$

EBITDA and Adjusted EBITDA Reconciliation by Segment – FYE 2011 35 ($Millions) Investment Automotive Energy Gaming Railcar Food Packaging Metals Real Estate Home Fashion Holding Company Total Attributable to Icahn Enterprises Net income (loss) 868$ 121$ -$ 13$ 2$ 4$ 6$ 18$ (56)$ (226)$ 750$ Interest expense, net 8 109 - 5 11 15 - 6 - 223 377 Income tax expense (benefit) - 13 - 3 2 4 (3) - - 8 27 Depreciation, depletion and amortization - 217 - 13 12 12 23 23 9 - 309 EBITDA attributable to Icahn Enterprises 876$ 460$ -$ 34$ 27$ 35$ 26$ 47$ (47)$ 5$ 1,463$ Impairment - 37 - 3 - - - - 18 - 58 Restructuring - 4 - - - - - - 5 - 9 Non-service cost of U.S. based pension - 18 - - - - - - - - 18 OPEB curtailment gains - (1) - - - - - - - - (1) Adjusted EBITDA attributable to Icahn Enterprises 876$ 518$ -$ 37$ 27$ 35$ 26$ 47$ (24)$ 5$ 1,547$

EBITDA and Adjusted EBITDA Reconciliation by Segment – FYE 2010 36 ($Millions) Investment Automotive Energy Gaming Railcar Food Packaging Metals Real Estate Home Fashion Holding Company Total Attributable to Icahn Enterprises Net income 340$ 116$ -$ -$ (15)$ 10$ 4$ 8$ (42)$ (222)$ 199$ Interest expense, net 1 109 - - 12 15 - 8 1 192 338 Income tax expense (benefit) 1 9 - - (8) 1 1 - - 7 11 Depreciation, depletion and amortization - 254 - 1 13 11 19 23 7 - 328 EBITDA attributable to Icahn Enterprises 342$ 488$ -$ 1$ 2$ 37$ 24$ 39$ (34)$ (23)$ 876$ Impairment - 1 - - - - - 1 6 - 8 Restructuring - 7 - - - - - - 5 - 12 Non-service cost of U.S. based pension - 25 - - - - - - - - 25 OPEB curtailment gains - (22) - - - - - - - - (22) Net (gain) on extinguishment of debt - - - - - - - - - 40 40 Adjusted EBITDA attributable to Icahn Enterprises 342$ 499$ -$ 1$ 2$ 37$ 24$ 40$ (23)$ 17$ 939$

EBITDA and Adjusted EBITDA Reconciliation by Segment – Q1 2013 37 ($Millions) Investment Automotive Energy Gaming Railcar Food Packaging Metals Real Estate Home Fashion Holding Company Total Attributable to Icahn Enterprises Net income (loss) 233$ (29)$ 151$ 3$ 1$ 2$ (6)$ 5$ (3)$ (80)$ 277$ Interest expense, net - 24 11 3 1 4 - 1 - 75 119 Income tax expense (benefit) - 9 82 1 7 1 (5) - - (2) 93 Depreciation, depletion and amortization - 55 32 5 4 4 6 6 2 - 114 EBITDA attributable to Icahn Enterprises 233$ 59$ 276$ 12$ 13$ 11$ (5)$ 12$ (1)$ (7)$ 603$ Restructuring - 6 - - - - - - - - 6 Non-service cost of U.S. based pension - 1 - - - 1 - - - - 2 FIFO impact unfavorable - - (5) - - - - - - - (5) Certain share-based compensation expense - - 4 - 3 - - - - - 7 Loss on discontinued operations - 36 - - - - - - - - 36 Net (gains) on extinguishment of debt - - (5) - - - - - - - (5) Unrealized (gain) on certain derivatives - - (26) - - - - - - - (26) Other - 5 - - (1) - - (1) - - 3 Adjusted EBITDA attributable to Icahn Enterprises 233$ 107$ 244$ 12$ 15$ 12$ (5)$ 11$ (1)$ (7)$ 621$

EBITDA and Adjusted EBITDA Reconciliation by Segment – Q1 2012 38 ($Millions) Investment Automotive Energy Gaming Railcar Food Packaging Metals Real Estate Home Fashion Holding Company Total Attributable to Icahn Enterprises Net income (loss) 31$ 23$ -$ 8$ 7$ 1$ (2)$ 5$ (9)$ (15)$ 49$ Interest expense, net 1 27 - 1 3 4 - 1 - 66 103 Income tax expense (benefit) - 8 - (1) 4 1 (4) - - (44) (36) Depreciation, depletion and amortization - 53 - 6 3 3 6 5 2 - 78 EBITDA attributable to Icahn Enterprises 32$ 111$ -$ 14$ 17$ 9$ -$ 11$ (7)$ 7$ 194$ Impairment - 1 - - - - - - 1 - 2 Restructuring - 5 - - - - - - 1 - 6 Non-service cost of U.S. based pension - 7 - - - 1 - - - - 8 Net (gains) on extinguishment of debt - - - 1 - - - - - - 1 Other - 2 - (1) 1 - - - - - 2 Adjusted EBITDA attributable to Icahn Enterprises 32$ 126$ -$ 14$ 18$ 10$ -$ 11$ (5)$ 7$ 213$

EBITDA and Adjusted EBITDA Reconciliation by Segment – LTM Q1 2013 39 ($Millions) Investment Automotive Energy Gaming Railcar Food Packaging Metals Real Estate Home Fashion Holding Company Total Attributable to Icahn Enterprises Net income (loss) 359$ (76)$ 414$ 16$ 23$ 5$ (62)$ 19$ (21)$ (53)$ 624$ Interest expense, net - 102 42 10 6 15 - 5 - 292 472 Income tax (benefit) expense - (21) 231 5 26 4 (2) - - (242) 1 Depreciation, depletion and amortization - 226 137 21 14 14 26 24 8 - 470 EBITDA attributable to Icahn Enterprises 359$ 231$ 824$ 52$ 69$ 38$ (38)$ 48$ (13)$ (3)$ 1,567$ Impairment - 75 - 1 - - 18 - 10 - 104 Restructuring - 21 - - - 1 - - 3 - 25 Non-service cost of U.S. based pension - 21 - - - 2 - - - - 23 FIFO impact unfavorable - - 53 - - - - - - - 53 OPEB curtailment gains - (40) - - - - - - - - (40) Certain share-based compensation expense - - 31 - 6 - - - - - 37 Major scheduled turnaround expense - - 88 - - - - - - - 88 Loss on discontinued operations - 36 - - - - - - - - 36 Net loss on extinguishment of debt - - - - 1 - - - - - 1 Unrealized loss on certain derivatives - - 31 - - - - - - - 31 Expenses related to certain acquisitions - - 4 - - - - - - - 4 Other - 23 - (1) (2) 2 (1) (1) 1 - 21 Adjusted EBITDA attributable to Icahn Enterprises 359$ 367$ 1,031$ 52$ 74$ 43$ (21)$ 47$ 1$ (3)$ 1,950$